SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement	/ / Confidential, for Use of the Commission Only
( as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Materials pursuant to Rule 14a-2

DIAMONDHEAD CASINO CORPORATION

(Name of Registrant as specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DIAMONDHEAD CASINO CORPORATION
150-153rd Avenue Suite 202
Madeira Beach, Florida 33708

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 13, 2004

TO THE STOCKHOLDERS OF DIAMONDHEAD CASINO CORPORATION:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Meeting”) of Diamondhead Casino Corporation, a Delaware Corporation (the “Company”), will be held on Tuesday, April 13, 2004, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m., local time, for the following purposes:

(1)	To elect six Directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

(2)	To ratify the appointment of Friedman, Alpren & Green LLP, as the Company’s independent auditors.

(3)	To transact such other business as may properly come before the Meeting and any adjournment or postponements thereof.

The Board of Directors has fixed the close of business on March 1, 2004 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

The annual report to stockholders of Diamondhead Casino Corporation for the year ended December 31, 2003 is enclosed. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the principal place of business of the corporation at 150-153rd Avenue, Suite 202, Madeira Beach, Florida 33708. The list shall also be produced and kept at the time and place of the Meeting during the whole time thereof and may be inspected by any stockholder who is present.

By Order of the Board of Directors
Deborah A. Vitale, Chairman of the Board,
President, Chief Executive Officer, and Treasurer

March 4, 2004

DIAMONDHEAD CASINO CORPORATION

PROXY STATEMENT

This Proxy Statement is furnished with the solicitation of proxies on behalf the Board of Directors (the “Board”) of Diamondhead Casino Corporation (the “Company”), a Delaware corporation, to be voted at the Annual Meeting of Stockholders to be held on Tuesday, April 13, 2004 at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m. local time, and at any adjournments or postponements thereof.

All expenses incurred in connection with this solicitation of proxies will be borne by the Company. Solicitations may be undertaken by mail, telephone, electronic means and personal contact by directors, officers, and employees of the Company without additional compensation. The Company will reimburse brokers, fiduciaries and custodians for reasonable costs incurred in forwarding proxy materials to beneficial owners of Common Stock held in their names.

Stockholders executing proxies may revoke them at any time prior to exercise by written notice to the Secretary of the Company, by subsequently executing another proxy, or by attending the Meeting and voting in person. With respect to the election of Directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, stockholders may vote in favor of all nominees or withhold their vote as to all nominees. With respect to any other proposal to be voted upon, stockholders may vote in favor of the proposal, may vote against the proposal, or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. A proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, stock covered by the proxy will be voted for the election to the Board of Directors of each of the nominees of the Board; for the proposal to ratify the appointment of Friedman, Alpren & Green LLP as the Company’s independent auditors; and, in the discretion of the proxy holder, upon such other matters as may properly come before the Meeting and any adjournments or postponements thereof.

This Proxy Statement, the accompanying proxy, and the Company’s Annual Report to stockholders for the year ended December 31, 2003 (the “Annual Report”), were first sent or given to stockholders on or about March 4, 2004. COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, NOT INCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMPANY AT ITS EXECUTIVE OFFICE: DIAMONDHEAD CASINO CORPORATION, ATTENTION: INVESTOR RELATIONS, 150-153RD AVENUE, SUITE 202, MADEIRA BEACH, FLORIDA 33708. EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB MAY BE FURNISHED TO STOCKHOLDERS UPON THE PAYMENT OF AN AMOUNT EQUAL TO THE REASONABLE EXPENSES INCURRED IN FURNISHING SUCH EXHIBITS. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at least ten days prior to the Meeting at the principal place of business of the corporation at 150-153rd Avenue, Suite 202, Madeira Beach, Florida 33708. The list shall also be produced and kept at the time and place of the Meeting during the whole time thereof and may be inspected by any stockholder who is present.

BENEFICIAL OWNERSHIP

At the close of business on March 1, 2004, the Record Date for determining the stockholders entitled to vote at the Annual Meeting, there were issued and outstanding and entitled to vote a total of 32,839,293 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), 926,000 shares of the company’s series “S” preferred stock (the “S Preferred Stock”) and 900,000 shares of the Company’s series “S-NR” preferred stock (the “S-NR Preferred Stock”). The S Preferred Stock and the S-NR Preferred Stock are collectively referred to as the “Preferred Stock”. The Common Stock and Preferred Stock (collectively referred to as the “Voting Stock”) vote as a single class, and each share of voting Stock is entitled to one vote per share. A majority of the shares of Voting Stock represented at the Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for purposes of the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting.

The following table sets forth, to the Company’s knowledge, as of February 24, 2004, based on filings with the Securities and Exchange Commission and/or direct communication with certain beneficial owners, the beneficial ownership of the outstanding Voting Stock held by (i) each person or entity beneficially owning more than 5% of the shares of any class of Voting Stock, (ii) each director, nominee, and certain executive officers, individually, and (iii) all directors and executive officers as a group.

	Number of
	Shares
	Of Voting
	Stock	Title of	Percent	Percent
Name and Address	Owned	Class	Of Class	Voting(1)

Holders of 5% or More Voting Stock:

Europa Cruises Corporation	3,261,365	Common	8.78%	8.37%
Employee Stock Ownership Plan (2)
150-153rd Avenue Suite 202
Madeira Beach, Florida 33708

Serco International Limited (3)	924,334	Common	2.49%	7.06%
Austroinvest International Limited (3)	900,000	S-NR Preferred	100.00%
Ernst G. Walter (3)	926,000	S Preferred	100.00%
P.O. Box 15, A-9010
Klagenfurt, Austria

James Illius (4)	2,258,151	Common	6.08%	5.80%
791 Francis Drive
Rocky River, Ohio 44116

	Number of
	Shares
	Of Voting
	Stock	Title of	Percent	Percent
Name and Address	Owned	Class	Of Class	Voting(1)

Directors and Named Executive Officers:

Deborah A. Vitale (2)(5)(9)	5,681,791	Common	15.30%	14.59%
Chairman, President, CEO, and Treasurer
Chairman, President, Secretary and
Treasurer of Casino World, Inc. and
Mississippi Gaming Corp.
1013 Princess Street
Alexandria, VA 22314

Gregory Harrison (6)	1,207,951	Common	3.25%	3.10%
Director, Vice-President, Secretary
16209 Kimberly Grove
Gaithersburg, Maryland 20878

Dr. Arnold Sussman, Director (7)	1,459,847	Common	3.93%	3.75%
2440 M Street, N.W. Suite 203
Washington, D.C. 20037

Benjamin J. Harrell, Director (8)	475,000	Common	1.28%	1.22%
237 N. Peters Street Fourth Floor
New Orleans, Louisiana 70130

Frank E. Williams, Jr., Director (9)	319,000	Common	.86%	.82%
2789b Hartland Road
Falls Church, Virginia 22043

H. Steven Norton, Director (10)	75,000	Common	.20%	.19%
700 Rozier Street
Alton, Illinois 62002

All Directors and Officers	9,438,458	Common	25.42%	24.23%
as a Group (7 persons)

NOTES TO BENEFICIAL OWNERSHIP CHART:

(1)	Common Stock, S-NR Preferred and S Preferred shares have been combined for the purpose of calculating voting percentages. Unless otherwise stated in the notes below, all references to options are to options exercisable currently and within 60 days of March 1, 2004.

(2)	The Europa Cruises Corporation Employee Stock Ownership Plan (“ESOP”) was established on August 18, 1994. The Trustee of the ESOP is Deborah A. Vitale, President, CEO, and Chairman of the Board. As of December 31, 2003, 1,738,635 ESOP shares had been released and 1,659,090 ESOP shares had been allocated to participants in the ESOP. The participants in the ESOP are entitled to direct the Trustee as to the manner in which the Company’s allocated shares are voted. Unallocated shares are voted by the Trustee. The Trustee is required to vote the unallocated ESOP shares in the best interests of the ESOP beneficiaries.

(3)	Serco International Limited and Austroinvest International Limited are affiliated entities. The Company understands that Dr. Ernst Walter is the sole director of each company. The total beneficial ownership of securities of the Company held by the two corporations and Dr. Walter includes: 924,334 shares of Common Stock owned by Serco International Limited; 900,000 shares of Series S-NR Preferred Stock owned by Serco International Limited; and 926,000 shares of Series S Preferred Stock owned by Austroinvest International Limited.

(4)	Includes 1,788,751 shares of Common Stock owned directly by Mr. Illius; options to purchase 400,000 shares of Common Stock; 17,400 shares of Common Stock owned by Mr. Illius’ wife; 16,000 shares of Common Stock owned by Mr. Illius’ son; 16,000 shares of Common Stock owned by Mr. Illius’ daughter; and 20,000 owned by Builders’ Loft, Inc. pension fund, which Mr. Illius manages.

(5)	Includes 3,261,365 unallocated common shares of the ESOP Trust; 117,000 shares of Common Stock owned directly by Ms. Vitale; options to purchase 2,175,000 shares of Common Stock; and 128,426 shares of Common Stock, which represent shares of stock held in Ms. Vitale’s partially vested ESOP participant account.

(6)	Includes 782,951 directly owned shares of Common Stock; options to purchase 425,000 shares of Common Stock.

(7)	Includes 1,381,847 shares of Common Stock owned directly by Dr. Sussman; 3,000 shares of Common Stock owned by Dr. Sussman’s wife; and options to purchase 75,000 shares of Common Stock.

(8)	Includes 400,000 directly owned Common Shares and 75,000 options to purchase shares of Common Stock.

(9)	Includes 55,000 shares of Common Stock owned directly by Mr. Williams; 145,000 shares of Common Stock owned by the Estate of Mr. Williams’ deceased father, of which Mr. Williams is Executor; 44,000 shares of Common Stock owned by the Williams Family Limited Partnership of which Mr. Williams is President of the General Partner, the Williams Family Corporation; and options to purchase 75,000 shares of Common Stock.

(10)	Includes 75,000 options to purchase shares of Common Stock.

(11)	Casino World, Inc. and Mississippi Gaming Corporation are wholly owned subsidiaries of the Company.

I. ELECTION OF DIRECTORS

The Board consists of six directors whose terms continue until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. The Board has nominated the following six persons for election at the Meeting. Unless otherwise indicated in this proxy statement, the business address of each nominee is the executive office of the Company. Certain information concerning the nominees is set forth below.

Each nominee is, at present, available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their direction, vote for a substitute. The election of each director requires the vote of holders of a plurality of the outstanding Voting Stock, counted as a single class, present and voting at the Meeting. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Name	Age	Title

Deborah A. Vitale	53	Chairman of the Board, President, Chief Executive Officer, and Treasurer
Gregory A. Harrison	59	Director, Vice-President, Secretary
Frank E. Williams, Jr.	69	Director
Benjamin J. Harrell	50	Director
Dr. Arnold Sussman	68	Director
H. Steve Norton	70	Director

DIRECTORS

DEBORAH A. VITALE has served as President, Chief Executive Officer and Treasurer of the Company since February 1998 and has served as Chairman of the Board of the Company since March 1995. Ms. Vitale served as Secretary of the Company from November 1994 until July 2002. She has been a Director of the Company since December 1992. On February 14, 1997, Ms. Vitale was appointed Chairman of the Board of Directors of Casino World, Inc. and Chairman of the Board of Directors of Mississippi Gaming Corporation, each a subsidiary of the Company. On September 2, 1997, Ms. Vitale was appointed President of Casino World, Inc. and Mississippi Gaming Corporation. Ms. Vitale is a trial attorney with over twenty years of experience handling complex civil litigation. Ms. Vitale is licensed to practice law in Maryland, Virginia and Washington, D.C. Ms. Vitale was a principal in the firm of Miller & Vitale, P.C. from November 1990 to September 1992.

GREGORY A. HARRISON, Ph.D., P.E., was elected a Director of the Company on February 20, 1998. Dr. Harrison was appointed Vice-President of the Company on July 18, 2002 and was appointed Secretary of the Company on July 25, 2002. Dr. Harrison is a consulting engineer with thirty-seven years of diversified fire protection/safety/project engineering experience with NASA, DOD, NBS, NRC, ARAMCO, and Tenera, L.P. Dr. Harrison has qualified as an expert witness in various courts in ten states. Dr. Harrison received a B.S. degree in Fire Protection Engineering from the University of Maryland in 1966, an M.S. degree in Civil Engineering from the University of Maryland in 1970, an M.S. degree in Engineering Administration from George Washington University in 1979 and a Ph. D. in Safety Engineering from Kennedy-Western University in 1994. Dr. Harrison has held a top secret security clearance with the U.S. Department of Energy, the U.S Nuclear Regulatory Commission, and the Department of Defense. Dr. Harrison has served on the Board of Directors of Data Measurement Corporation and was an Advisory Board member of United Bank and First Patriot National Bank.

FRANK E. WILLIAMS, JR. was elected a Director of the Company on July 3, 2002. Since 1969, Mr. Williams has served as Chairman of the Board of Williams Enterprises of Georgia, Inc., a holding company controlling six subsidiaries active in various facets of the steel industry. Since 1995, Mr. Williams has also served as Chairman, CEO, and a fifty percent owner of Williams & Beasley Co. of Dallas, Texas, an erector of steel products in the southwestern United States and as Chairman and a major shareholder of Wilfab, Inc., a structural steel fabricator located in Cherokee County, Georgia. Mr. Williams is the Managing Partner and principal owner of Structural Steel Products, LLC of Richmond, Virginia, a manufacturer of prestressed concrete building systems for customers in the mid-Atlantic region and of Industrial Alloy Fabricators, LLC of Richmond, a fabricator of alloy plate products for the pulp and chemical industries operating in various segments of the steel construction industry. Mr. Williams continues to serve on the Board of Williams Industries, Inc., a public company (NASDAQ), which owns five subsidiaries active in the steel industry including Williams Bridge Co., one of the largest fabricators of steel plate for bridge structures in the mid-Atlantic region. The company was founded by Mr. Williams, who served as its President, CEO, and Chairman through 1994. Mr. Williams is a former Chairman and Director of Capital Bank, NA. Mr. Williams has been appointed by bankruptcy courts as an official representative serving in a pro bono capacity on behalf of investors and debt holders in public companies in bankruptcy. Mr. Williams holds a Bachelor of Civil Engineering degree from the Georgia Institute of Technology.

BENJAMIN J. HARRELL was elected a Director of the Company on July 18, 2002. Mr. Harrell was the founder and served as President and CEO of Pete Fountain Productions, Inc. from 1979 until it was acquired in 1999 by Production Group International, Inc., a global event communications company. Mr. Harrell currently manages the acquiring company’s business in the New Orleans area. Mr. Harrell also currently serves as Vice President of Pete Fountain Entertainment, LLC, which until March 2003, operated one of the largest jazz clubs in New Orleans. Since 1975, Mr. Harrell has served as personal manager for the internationally noted jazz artist, Pete Fountain. Mr. Harrell handles all aspects of Mr. Fountain’s career, including promotion, concerts, personal appearances and commercial endorsements. Since 1985, Mr. Harrell has also served as President of Cresent Sound & Light, Inc, a professional sound, lighting, video and staging company for the convention and entertainment industry. Mr. Harrell served as a Director of the New Orleans Metropolitan Convention and Visitors Bureau from 1997 through 1999. On January 15, 2004, Mr. Harrell was elected to the Board of Directors of Mississippi Gaming Corporation, a wholly owned subsidiary of the Company.

DR. ARNOLD SUSSMAN was elected a Director of the Company on July 25, 2002. Since 2001, Dr. Sussman has served as President of MillenniumScan, LLC. in Washington D.C., which uses state-of-the-art technology in multi-slice, full body CT scanners to detect potentially curable diseases. For approximately five years prior thereto, Dr. Sussman was involved in private investment activities. Prior thereto, Dr. Sussman practiced podiatry for approximately thirty-three years. Dr. Sussman is a former President and founder of the American Society of Podiatric Laser Medicine and Surgery. Dr. Sussman was a fellow of the American College of Ambulatory Foot Surgery and is a graduate of the Illinois College of Podiatry Medicine. Dr. Sussman is currently a Director of the Montgomery County Humane Society.

H. STEVEN NORTON was elected a Director of the Company on August 6, 2002. Since 1998, Mr. Norton has served as President and CEO of Norton Management, Inc., a consulting company in Alton, Illinois and Las Vegas, Nevada. Mr. Norton also currently serves as a Director of Centaur, Inc., a private company which owns an equity interest in Indiana Race Track, Anderson, Indiana and has an indirect investment in California Indian Casino, Indianapolis, Indiana. Mr. Norton is also a Director of Colorado Casino Resorts, Inc., Cripple Creek, Colorado and North East Resorts, Inc., a private company pursuing gaming in the state of Massachusetts.

From 1993 to 1998, Mr. Norton served as President and Chief Operating Officer of Argosy Gaming Corporation, a public company and operator of riverboat casinos. Mr. Norton also previously served as President and Chief Operating Officer of the Sands Hotel & Casino in Las Vegas, Nevada; as President and Chief Executive Officer of the Gold River Gambling Hall & Resort in Laughlin, Nevada; as Executive Vice-President of Resorts International, Inc. and Resorts International Casino Hotel in Atlantic City, New Jersey, and as Vice-President, Treasurer and Comptroller of Paradise Island, Ltd/Paradise Island Casino.

Mr. Norton has also previously served as a founder and a Director of the American Gaming Association; as a founder, a Director and Vice-Chairman of the New Jersey Casino Association; as Chairman of the Indiana Gaming Association; as a Director and Vice-President of the Missouri Gaming Association; as a Director of the Illinois River Boat Association and as Chairman of the Casino Commission of the American Hotel Association. Mr. Norton has also served on the Board of Directors and Executive Committee of the American Hotel Association; as Chairman of the Board and President of the New Jersey Hotel Motel Association; as Director and Vice-President of the Bahamas Hotel Association; as Chairman of the Bahamas Hotel Employers Association; as Director and Treasurer of the Bahamas Employers Confederation; as a Board Member of the Nevada Hotel Motel Association; as Chairman of the Atlantic City Convention & Visitors Bureau; as Chairman of the Nassau Paradise Island Promotion Board; and as a member of the Advisory Board of the Governors Office of Travel and Tourism in New Jersey.

ROBERT ZIMMERMAN was appointed Chief Financial Officer of the Company on July 27, 1998. From May of 1994 until joining the Company, Mr. Zimmerman served as Controller for the North and Central American operations of Casinos Austria International, Ltd. From 1980 through 1993, Mr. Zimmerman served as Vice-President of Finance for the Industrial Controls subsidiary of Emerson Electric Company (NYSE: EMR). Prior to 1980, Mr. Zimmerman was employed with the public accounting firm of Fiddler and Co. for seven years.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors held twelve (12) meetings during the year ended December 31, 2003. Each Director attended at least 75% of the total number of Board meetings during the period for which he or she was a Director. The Board has determined that Frank E. Williams, Jr., Dr. Arnold Sussman, Benjamin J. Harrell, and H. Steven Norton are independent Directors as defined under the general independence standards of the NASD’s listing standards.

The Board of Directors has formed both a standing Audit Committee and a Compensation Committee. The Board has not formed a Nominating Committee.

The Audit Committee is composed of three Directors; Frank E. Williams, Jr. (Chairman), Benjamin J. Harrell, and Gregory A. Harrison (ex-officio member). Both Mr. Williams and Mr. Harrell meet the independence standards as defined by Rule 4200(a)(15) of the NASD listing standards. Mr. Harrison, who serves only in an ex-officio capacity, by virtue of his status as a compensated Officer of the Company, is not independent. The Board of Directors has also determined that Frank E. Williams, Jr. is an Audit Committee Financial expert as that term is defined in the rules issued pursuant to the Sarbanes-Oxley Act of 2002.

The Audit Committee has no written charter and convenes at the regularly scheduled meetings of the Board of Directors. Management of the Company has primary responsibility for the financial statements and reporting process, including systems of internal control. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.

The Audit Committee has reviewed and discussed the audited financial statements with management; has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as may be modified or supplemented; has reviewed the written disclosures and the letter from Friedman, Alpren & Green, LLP, the independent accountants, required by Independence Standards Board Standards Board Standard No. 1, as may be modified or supplemented; has discussed with the independent accountants the independent accountant’s independence; and, based on the foregoing review and discussions, has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

The Compensation Committee is composed of three Directors; Benjamin J. Harrell (Chairman), Dr. Arnold Sussman, and Gregory A. Harrison (ex-officio member). Both Mr. Harrell and Dr. Sussman have been determined to be independent Directors by the Board of Directors based on the general independence standards adopted by the Board. Mr. Harrison, who serves only in an ex-officio capacity, by virtue of his status as a compensated Officer of the Company, is not independent.

The Committee convenes at regularly scheduled meetings of the Board of Directors. The Committee discharges the Board’s responsibility related to compensation of Officers and employees of the Company. In addition, the Committee recommends to the Board, awards of options to purchase shares of Company common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s Directors and Officers are required, pursuant to Section 16(a) of the Securities and Exchange Act of 1934, to file statements of beneficial ownership and changes in beneficial ownership of common stock of the Company with the Securities and Exchange Commission and to furnish copies of such statements to the Company.

To the Company’s knowledge, during the year ended December 31, 2003, all Reporting Persons complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

The following table provides information concerning the compensation of certain executive officers of the Company and its wholly owned subsidiaries, Casino World, Inc., and Mississippi Gaming Corporation. No other person serving as an executive officer on December 31, 2003, received cash compensation in excess of $100,000 during any of the last three fiscal years.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation

					Awards			Payouts

				Other	Restricted				All
				Annual	Stock			LTIP	Other
Occupation	Year	Salary	Bonus	Compensation	Awards	Options		Payouts	Compensation

Deborah A. Vitale	2003	$125,000	None	None	None	825,000	(2)	None	(4)
President	2002	$125,000	None	None	None	None		None	(4)
	2001	$125,000	None	$14,424 (1)	None	900,000	(3)	None	(4)

(1)	Ms. Vitale received $14,424 for vacation time earned, but not taken.

(2)	On March 11, 2003, Ms. Vitale was awarded 750,000 options exercisable at $ .30 per share for services rendered as a Director. On April 2, 2003, 750,000 options to purchase shares of Common Stock exercisable at $1.00 per share expired. On July 23, 2003, Ms. Vitale was awarded 75,000 options exercisable at $ .75 per share.

(3)	On March 27, 2001, Ms. Vitale was awarded 100,000 options exercisable at $ .50 per share for services rendered as a Director. On April 11, 2001, Ms. Vitale was awarded 800,000 options exercisable at $ .50 per share. On April 18, 2001, 800,000 options to purchase shares of Common Stock exercisable at $ .75 per share expired.

(4)	As of December 31, 2001, Ms. Vitale became 40% vested in 46,410 shares of Common Stock allocated to her account in the Europa Cruises Corporation Employee Stock Ownership Plan for shares allocated through 2000. As of December 31, 2002, Ms. Vitale became 60% vested in 75,620 shares of Common Stock allocated to her account in the Europa Cruises Corporation Employee Stock Ownership Plan for shares allocated through 2001. As of December 31, 2003, Ms. Vitale became 80% vested in 128,426 shares of Common Stock allocated to her account in the Europa Cruises Corporation Employee Stock Ownership Plan for shares allocated through 2002.

DIRECTORS COMPENSATION

In September 1997, the Company ceased paying cash compensation to its non-employee Directors. The Company has, from time to time, compensated its non-employee Directors by granting options to them. (See “Options”) Directors are reimbursed for certain approved expenses and expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

OPTION GRANTS IN 2002

On March 4, 2002, 106,000 options exercisable at $0.90 per share were awarded to a key employee of the Company.

OPTION GRANTS IN 2003

On March 11, 2003, the Board of Directors awarded 750,000 options to purchase common stock at $ .30 per share to Deborah A. Vitale. On March 11, 2003, the Board of Directors awarded 50,000 shares of common stock to Gregory A. Harrison. On March 23, 2003, 50,000 options issued to Gregory A. Harrison to purchase common stock expired. On July 23, 2003, the Board of Directors awarded 75,000 options to purchase common stock at $ .75 per share to each of the six members of the Board. On August 12, 2003, the Board of Directors awarded options to purchase common stock at $.75 per share as follows; 75,000 options to a key employee, 50,000 options to an Officer of the Company, and 25,000 options to an Honorary Director of the Company.

OPTIONS OUTSTANDING

The following table summarizes all outstanding exercisable options granted to current and former Directors of the Company.

	AMOUNT	GRANT		EXPIRY
GRANTEE	GRANTED	DATE	PRICE	DATE

Deborah A. Vitale	450,000	10/24/00	$.50	10/24/05
Chairman, CEO, President,	100,000	3/27/01	.50	3/27/06
and Treasurer	800,000	4/11/01	.50	4/11/06
	750,000	3/11/03	.30	3/11/08
	75,000	7/23/03	.75	7/23/08

Gregory A. Harrison	250,000	10/24/00	.50	10/24/05
Director, Secretary, and	100,000	3/27/01	.50	3/27/06
Vice President	75,000	7/23/03	.75	7/23/08

James C. Illius	250,000	10/24/00	.50	10/24/05
Former Director	150,000	3/27/01	.50	3/27/06

Frank E. Williams, Jr.	75,000	7/23/03	.75	7/23/08
Director

Benjamin J. Harrell	75,000	7/23/03	.75	7/23/08
Director

Dr. Arnold Sussman	75,000	7/23/03	.75	7/23/08
Director

H. Steven Norton	75,000	7/23/03	.75	7/23/08
Director

CERTAIN TRANSACTIONS

On August 18, 1994, the Company established the Europa Cruises Corporation Employee Stock Ownership Plan (the “ESOP”). The ESOP, which is a qualified retirement plan under the provisions of Section 401(a) of the Internal Revenue Code and an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code, was established primarily to invest in stock of the Company. All employees as of December 31, 1994, and subsequent new employees having completed 1,000 hours of service are eligible to participate in the ESOP. The Company also established a trust called the Europa Cruises Corporation Employee Stock Ownership Plan Trust Agreement to serve as the funding vehicle for the ESOP. The Trustee of this trust is Deborah A. Vitale. As of December 31, 2003, there were 3,261,365 unallocated ESOP shares; 1,738,635 ESOP shares had been released and 1,659,090 had been allocated to participants in the ESOP. The participants in the ESOP are entitled to direct the Trustee as to the manner in which the Company’s allocated shares are voted. Unreleased, unallocated shares are voted by the Trustee. The Trustee is required to vote these shares in the best interests of ESOP beneficiaries.

On August 21, 1994, the Company loaned $4,275,000 to the ESOP in exchange for a ten-year promissory note bearing interest at eight percent per annum. On August 24, 1994, the ESOP purchased 2,880,000 shares of the Company’s Common Stock with the proceeds of the loan. On August 25, 1994 the Company loaned an additional $3,180,000 to the ESOP in exchange for a ten year promissory note bearing interest at eight percent per annum. On August 26, 1994, the ESOP purchased an additional 2,120,000 shares of the Company’s Common Stock with the proceeds of the loan. The shares of Common Stock were pledged to the Company as security for the loans. The promissory notes will be repaid with the proceeds of annual contributions made by the Company to the ESOP. In April of 1995, the Company agreed to extend the maturity of the loans to twenty years. Effective for the Plan year beginning January 1, 2001, the Company amended the plan and related loans for the purpose of limiting excise tax liability for plan contributions in excess of IRS Code 415 limitations. To accomplish this, the Company agreed to extend the maturity of the loans to fifty years.

[THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

II. RATIFICATION OF INDEPENDENT AUDITORS

The firm of Friedman, Alpren & Green LLP, has served as the Company’s independent auditors since the audit of the 2000 financial statements. The Audit Committee has selected Friedman, Alpren & Green LLP, independent auditors, to audit the Company’s financial statements for the year ending December 31, 2004, and is asking the stockholders to ratify the appointment. Members of the firm of Friedman, Alpren & Green LLP are not expected to be present at the Annual Meeting and, accordingly, will not be available to make a statement or respond to questions.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during 2004 if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

The Audit Committee approves all services provided by Friedman, Alpren & Green LLP. The following fees were paid to Friedman, Alpren & Green LLP for services rendered in 2002 and 2003:

	2002	2003

Audit Fees	$43,571	$39,084
Audit Related Fees	5,000	7,725
Tax Fees	0	0
All Other Fees	0	0

Total Fees Paid to Friedman, Alpren & Green LLP	$48,571	$46,809

Audit fees are comprised of the fees charged in conjunction with the audit of the Company’s annual financial statements, review of the Company’s annual report filed with the Securities and Exchange Commission on Form 10KSB, and review of the information contained in the Company’s quarterly filings with the Securities and Exchange Commission on Form 10QSB.

Audit related fees are comprised of the fees charged in connection with the audit of the Company’s Employee Stock Ownership Plan.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN, ALPREN & GREEN LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

III. OTHER MATTERS

Management of the Company does not know of any matters that may properly come before this meeting other that those referred to in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Meeting, it is intended that the shares of Voting Stock represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

STOCKHOLDER PROPOSALS FOR 2005 MEETING

If a stockholder intends to present a proposal for action at the 2005 Annual Meeting and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities and Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company at the Company’s principal executive offices at 150-153rd Avenue, Suite 202, Madeira Beach, Florida 33708, not less than 120 calendar days before the date of the Company’s Proxy Statement released to shareholders in connection with the previous year’s annual meeting. All such proposals must meet the rules and requirements of the Securities and Exchange Commission relating to stockholder proposals. No stockholder proposals were received with respect to the Meeting scheduled for April 13, 2004.

By Order of the Board of Directors
Deborah A. Vitale
Chairman of the Board
President and Chief Executive Officer

March 4, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies or consents, hereby appoints as his or her proxies, Deborah A. Vitale and Gregory A. Harrison, or either of them, with full power of substitution and revocation, to vote all shares of Common Stock or S Preferred Stock or S-NR Preferred Stock (collectively, the ‘Voting Stock”) of the undersigned in Diamondhead Casino Corporation with all of the powers that the undersigned would have if personally present at the Annual Meeting of stockholders of Diamondhead Casino Corporation, to be held on Tuesday, April 13, 2004, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof. Said proxies are directed to vote or refrain from voting as indicated and, otherwise, in their discretion.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. If NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” ITEM 2.

ITEM 1. TO ELECT SIX DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

[ ]	FOR ALL NOMINEES LISTED BELOW	[ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

DEBORAH A. VITALE	GREGORY A. HARRISON	FRANK E. WILLIAMS, JR.
BENJAMIN J. HARRELL	ARNOLD J. SUSSMAN	H. STEVEN NORTON

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THE NOMINEE’S NAME ON THE LINE BELOW:

ITEM 2. TO RATIFY THE APPOINTMENT OF FRIEDMAN, ALPREN & GREEN LLP AS THE COMPANY’S INDEPENDENT AUDITOR.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

(continued and to be signed and dated on reverse side)

(continued from previous side)

Please sign exactly as name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: 2004

SIGNATURE(S) OF STOCKHOLDER(S)

TITLE:

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

DIAMONDHEAD CASINO CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies or consents, hereby appoints his or her Trustee of the Employee Stock Ownership Trust Agreement (“ESOP”), Deborah A. Vitale, with full power of substitution and revocation, to vote all shares of Common Stock of the undersigned in Diamondhead Casino Corporation allocated to his or her ESOP account with all of the powers that the undersigned would have if personally present at the Annual Meeting of stockholders of Diamondhead Casino Corporation, to be held on Tuesday, April 13, 2004, at the Hilton Hotel, 1767 King Street, Alexandria, Virginia 22314 at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, and upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof. Said proxy is directed to vote or refrain from voting as indicated and, otherwise, in her discretion.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. If NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY’S BOARD OF DIRECTORS “FOR” ALL NOMINEES IN ITEM 1 AND “FOR” ITEM 2.

ITEM 1. TO ELECT SIX DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

[ ]	FOR ALL NOMINEES LISTED BELOW	[ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

DEBORAH A. VITALE BENJAMIN J. HARRELL	GREGORY A. HARRISON ARNOLD J. SUSSMAN	FRANK E. WILLIAMS, JR. H. STEVEN NORTON

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THE NOMINEE’S NAME ON THE LINE BELOW:

ITEM 2. TO RATIFY THE APPOINTMENT OF FRIEDMAN, ALPREN & GREEN LLP AS THE COMPANY’S INDEPENDENT AUDITOR.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

(continued and to be signed and dated on reverse side)

(continued from previous side)

Please sign exactly as name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: 2004

SIGNATURE(S) OF STOCKHOLDER(S)

TITLE:

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.